UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York 10701

(Address of principal executive offices) (Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CFRX	Nasdaq Capital Market*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

As previously reported, effective November 9, 2023, the registrant’s common stock has been suspended from trading on the Nasdaq Capital Market. The registrant expects that its shares will be delisted from the Nasdaq Capital Market after the Nasdaq Stock Market LLC files a Form 25-NSE with the SEC and the registrant’s common stock will no longer be registered pursuant to Section 12(b) of the Exchange Act following the effectiveness of such filing. The registrant’s common stock is currently being quoted on the OTC Pink Open Market under the symbol “CFRX”.

Item 1.03.	Bankruptcy or Receivership

On December 4, 2023, ContraFect Corporation (the “Company”) ceased operations and filed a voluntary petition for relief under the provisions of Chapter 7 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), Case No. 23-11943 (the “Bankruptcy Filing”).

A Chapter 7 trustee will be appointed by the Bankruptcy Court and will assume control over the assets and liabilities of the Company, effectively eliminating the authority and powers of the Board of Directors of the Company and its executive officers to act on behalf of the Company. The assets of the Company will be liquidated and claims paid in accordance with the Bankruptcy Code.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2023, Michael Messinger, Chief Executive Officer, President and Chief Financial Officer, and Natalie Bogdanos, General Counsel, Corporate Secretary & Data Protection Officer, tendered their resignations, effective on such date. As of December 4, 2023, the Company has no officers, consultants or employees.

On December 4, 2023, directors Lishan Aklog, Sol J. Barer, Jane F. Barlow, Steven C. Gilman, David N. Low, Jr., Michael J. Otto, Roger J. Pomerantz and Cary W. Sucoff resigned as members of the Company’s Board of Directors. The Company has no current members of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: December 4, 2023	By:	/s/ Michael Messinger
Michael Messinger
Chief Executive Officer, President and Chief Financial Officer